EXHIBIT 23.6

                         CONSENT OF INDEPENDENT AUDITORS


                               KANA AND ASSOCIATES
                                  [Letterhead]




9 February 1998



First South Africa Holdings


Dear Sirs,


Consent Letter - Gull Foods CC


We hereby consent to the use of our reports dated 14 March 1997 and 24 November 1996 in the registration statement on Form S-1 of First South Africa Corp. Ltd. (The "Company") and the related prospectus contained therein with respect to the registration of certain debentures and shares of Common Stock underlying such debentures, shares of Common Stock underlying certain other debentures, a certain Placement Warrant and certain purchase options of the Company.

/S/ KANA AND ASSOCIATES
KANA AND ASSOCIATES

Randburg, South Africa


9 February 1998

                               KANA AND ASSOCIATES
                                  [Letterhead]




9 February 1998



First South Africa Holdings


Dear Sirs,



Consent Letter - Astoria Bakery CC



We hereby consent to the use of our reports dated 2 January 1997 and 29 September 1995 in the registration statement on Form S-1 of First South Africa Corp. Ltd. (The "Company") and the related prospectus contained therein with respect to the registration of certain debentures and shares of Common Stock underlying such debentures, shares of Common Stock underlying certain other debentures, a certain Placement Warrant and certain purchase options of the Company.

/S/ KANA AND ASSOCIATES
KANA AND ASSOCIATES

Randburg, South Africa


9 February 1998

                               KANA AND ASSOCIATES
                                  [Letterhead]




9 February 1998



First South Africa Holdings


Dear Sirs,


Consent Letter - Astoria Bakery Lesotho (Pty) Ltd.


We hereby consent to the use of our reports dated 2 January 1997 and 29 September 1995 in the registration statement on Form S-1 of First South Africa Corp. Ltd. (The "Company") and the related prospectus contained therein with respect to the registration of certain debentures and shares of Common Stock underlying such debentures, shares of Common Stock underlying certain other debentures, a certain Placement Warrant and certain purchase options of the Company.


/S/ KANA AND ASSOCIATES
KANA AND ASSOCIATES

Randburg, South Africa


9 February 1998